                                                                     Exhibit 4.5


                            TREASURY PIES CERTIFICATE

                  This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                  Unless this certificate is presented by an authorized representative of the Depositary to Sierra Pacific Resources or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

NO.: 1                                                    CUSIP NO.  826428 30 2
NUMBER OF TREASURY PIES: 0

                            SIERRA PACIFIC RESOURCES

                                  TREASURY PIES


                  This Treasury PIES Certificate certifies that Cede & Co., or registered assigns, is the registered Holder of the number of Treasury PIES set forth above or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto. Each Treasury PIES consists of
(i) the rights and obligations of the Holder under one Purchase Contract with Sierra Pacific Resources, a Nevada corporation (the "Company") and (ii) a 1/20 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000 and maturing on or prior to November 15, 2005.

                  Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury PIES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury PIES.

                  Each Purchase Contract evidenced hereby obligates the Holder of this Treasury PIES Certificate to purchase, and the Company, to sell, on the Purchase Contract Settlement Date, at a price equal to $50 in cash (the "Stated Amount"), a number of shares of Common Stock equal to the Settlement Rate then in effect, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Treasury PIES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged pursuant to the Pledge Agreement to secure the obligations under such Purchase Contract of the Holder of the Treasury PIES of which such Purchase Contract is a part.

                  The Company shall pay on February 15, May 15, August 15 and November 15 of each year (each, a "Payment Date"), commencing February 15, 2002, in respect of each Purchase Contract forming part of Treasury PIES evidenced hereby, an amount (the "Purchase Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, 1.07% per annum of the Stated Amount or
(b) following the occurrence of a Reset Transaction, if at all, the Adjusted Purchase Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period). Such Purchase Contract Adjustment Payments shall be payable to the Person in whose name this Treasury PIES Certificate (or a Predecessor Treasury PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

                  Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto as such address appears on the Treasury or PIES Register.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury PIES Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                        SIERRA PACIFIC RESOURCES

                        By:      _______________________________
                                 Name:
                                 Title:


                        HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                        By:      THE BANK OF NEW YORK,
                                 not individually but solely as
                                 Attorney-in-Fact of such Holder

                                 By:      _________________________
                                          Name:
                                          Title:


                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

                  This is one of the Treasury PIES Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                  By:      THE BANK OF NEW YORK,
                                 as Purchase Contract Agent

                                 By:___________________________
                                       Authorized Officer

                 (FORM OF REVERSE OF TREASURY PIES CERTIFICATE)

                  1.  PURCHASE CONTRACT AGREEMENT; PURCHASE CONTRACTS.
                  Each Purchase Contract evidenced hereby is being issued under and governed by a Purchase Contract Agreement, dated as of November 16, 2001 (as may be amended, modified or supplemented from time to time pursuant to the terms thereof, the "Purchase Contract Agreement") between the Company and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury PIES Certificates are, and are to be, executed and delivered. The terms of this Treasury PIES Certificate include those stated herein and in the Purchase Contract Agreement. To the extent permitted by applicable law, in the event of an inconsistency between this Treasury PIES Certificate and the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall control. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Purchase Contract Agreement.

                  Each Purchase Contract evidenced hereby obligates the Holder of this Treasury PIES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock equal to the Settlement Rate then in effect unless on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the PIES of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

                    (1) if the Applicable Closing Price (as defined below) per share is equal to or greater than $16.62 (the "Threshold Appreciation Price"), 3.0084 shares of Common Stock per Purchase Contract;

                    (2) if the Applicable Closing Price per share is less than the Threshold Appreciation Price but greater than $13.85 (the "Reference Price"), the number of shares of Common Stock determined by dividing the Stated Amount by the Applicable Closing Price; and

                    (3) if the Applicable Closing Price per share is less than or equal to the Reference Price, then 3.6101 shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract
Agreement.

                  No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

                  In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury PIES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by (i) effecting a Cash Settlement, an Early Settlement or Merger Early Settlement or (ii) application of payments received in respect of the Pledged Treasury Securities relating to the Treasury PIES represented by this Treasury PIES Certificate.

                  The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth in the Purchase Contract Agreement.

                  2.  TERMINATION EVENT; EARLY SETTLEMENT; MERGER EARLY
SETTLEMENT.

                  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligation of the Company to pay, Purchase Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Treasury PIES Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury PIES shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury PIES, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

                  Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts relating to PIES may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury PIES the Holder of this Treasury PIES Certificate shall deliver this Treasury PIES Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

                    (1) the product of (A) the Stated Amount times (B) the
               number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, PLUS

                    (2) if such delivery is made with respect to any Purchase
               Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

Upon Early Settlement of Purchase Contracts by a Holder of the related PIES, the Pledged Treasury Securities relating to such PIES shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury PIES as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to 3.0084 shares of Common Stock per Purchase Contract and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

                  3.  RECREATION OF CORPORATE PIES.

                  A Holder of Treasury PIES may recreate Corporate PIES by delivering to the Collateral Agent Senior Notes with a principal amount equal to the aggregate principal amount of maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Holder's PIES shall be referred to as a "Corporate PIES." Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; PROVIDED, HOWEVER, this Treasury PIES Certificate shall not represent more than 6,900,000 Treasury PIES, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Depositary. All such adjustments to the equivalent aggregate principal amount of this Treasury PIES Certificate if a Global Certificate, shall be duly recorded, by placing an appropriate notation on the Schedule as may be attached hereto. A Holder who elects to substitute Senior Notes for Treasury Securities, thereby recreating Corporate PIES, shall be responsible for any fees or expenses associated therewith.

                  4. REGISTERED FORM; DENOMINATIONS; REGISTRATION, TRANSFER AND EXCHANGE.

                  The Treasury PIES Certificates are issuable only in registered form and only in denominations of a single Treasury PIES and any integral multiple thereof. The transfer of any Treasury PIES Certificate will be registered and Treasury PIES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury PIES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Senior Notes for a Treasury Security, thereby creating Corporate PIES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract relating to a Treasury PIES remains in effect, such Treasury PIES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury PIES in respect of the Treasury Security and the Purchase Contract constituting such Treasury PIES may be transferred and exchanged only as a Treasury PIES.

                  Upon registration of transfer of this Treasury PIES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury PIES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph. The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury PIES Certificate is registered as the owner of the Treasury PIES evidenced hereby for the purpose of receiving payments of Purchase Contract Adjustment Payments, performance of the

Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

                  5.  PLACE AND METHOD OF PAYMENT.

                  The Company shall pay, on each Payment Date, the Purchase Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury PIES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto at such address as it appears on the Treasury PIES Register.

                  6.  AUTHORIZATION OF PURCHASE CONTRACT AGENT.

                  The Holder of this Treasury PIES Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury PIES evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities relating to this Treasury PIES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Treasury Securities at maturity shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  7.  AMENDMENT.

                  The provisions of the Purchase Contract Agreement and this Treasury PIES Certificate may be amended only as provided in the Purchase Contract Agreement.

                  8.  VOTING RIGHTS.

                  The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company.

                  9.  SEVERABILITY.

                  If any provision in this Treasury PIES is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions of Treasury PIES shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Treasury PIES in any jurisdiction shall not in any way affect the validity or enforceability of such provision in any other jurisdiction.

                  10.  GOVERNING LAW.

                  THIS TREASURY PIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  11.  JURISDICTION; VENUE.

                  The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to the Indenture and the Senior Notes or the transactions contemplated hereby. The Company hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  12.  COPIES OF PURCHASE CONTRACT AGREEMENT.

                  A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent at its address set forth in Section 1.5 of the Purchase Contract Agreement.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -               as tenants in common

TEN ENT -               as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -     (cust)     Custodian for (   minor) ____________________

                        Under Uniform Gifts to Minors Act of ___________________
                                                                         (State)

Additional abbreviations may also be used though not in the above list.

                                                      -------------------------


               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
                            (INSERT NAME OF ASSIGNEE)

--------------------------------------------------------------------------------
      (INSERT SOCIAL SECURITY OR TAXPAYER I.D. OR OTHER IDENTIFYING NUMBER
                                  OF ASSIGNEE)

--------------------------------------------------------------------------------
                 (INSERT ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

the within Treasury PIES Certificates and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________
attorney to transfer said Treasury PIES Certificates on the books of Sierra Pacific Resources with full power of substitution in the premises.

Dated: _____________              ______________________________________________
                        Signature

                        NOTICE: The signature to this
                        assignment must correspond with
                        the name as it appears upon the
                        face of the within Treasury PIES
                        Certificates in every particular,
                        without alteration or enlargement
                        or any change whatsoever.


Signature Guarantee: ___________________________________

                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts relating to the number of Treasury PIES evidenced by this Treasury PIES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

Dated: _______________________      __________________________________
                                    Signature

                                    Signature Guarantee: _________________
                                    (if assigned to another person)

                                                 REGISTERED HOLDER

               Please print name and address of Registered Holder:

----------------------------------------------------------------------------
                                  (INSERT NAME)

----------------------------------------------------------------------------
                                (INSERT ADDRESS)

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)

                       ----------------------------------

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

----------------------------------------------------------------------------
                                  (INSERT NAME
----------------------------------------------------------------------------
                                (INSERT ADDRESS)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)

                            ELECTION TO SETTLE EARLY

                  The undersigned Holder of this Treasury PIES Certificate irrevocably exercises the option to effect [Early Settlement][Merger Early Settlement] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts relating to the number of Treasury PIES evidenced by this Treasury PIES Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement][Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury PIES Certificate representing any Treasury PIES evidenced hereby as to which [Early Settlement][Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such [Early Settlement][Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

                                         ----------------------------------
                                                    Signature
                                         Dated: ___________________________

                                         Signature Guarantee: _____________

                  Number of PIES evidenced hereby as to which [Early Settlement][Merger Early Settlement] of the related Purchase Contracts is being elected:

                                REGISTERED HOLDER
               Please print name and address of Registered Holder:

----------------------------------------------------------------------------
                                  (INSERT NAME)

----------------------------------------------------------------------------
                                (INSERT ADDRESS)

----------------------------------------------------------------------------

If shares of Common Stock or Treasury PIES Certificates are to be registered in the name of and delivered to, and Pledged Treasury Securities are to be transferred to, a Person other than the Holder, please print such Person's name and address:

----------------------------------------------------------------------------
                                  (INSERT NAME)

----------------------------------------------------------------------------
                                (INSERT ADDRESS)

----------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)

Transfer Instructions for Pledged Treasury Securities Transferable Upon [Early Settlement][Merger Early Settlement]:

----------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

 The following increases or decreases in this Global Certificate have been made:

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------
                                                                        Number of Treasury PIES
                      Amount of decrease in    Amount of increase in       evidenced by this
                       Number of Treasury       Number of Treasury        Global Certificate       Signature of authorized
                      PIES evidenced by the    PIES evidenced by the        following such          signatory of Purchase
       Date            Global Certificate       Global Certificate       decrease or increase           Contract Agent
-------------------- ------------------------ ------------------------ -------------------------- ---------------------------
-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------

-------------------- ------------------------ ------------------------ -------------------------- ---------------------------